SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

Jacob Funds Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

[ ]	Fee paid previously with preliminary proxy materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

Jacob Funds Inc.

727 2nd Street #106
Hermosa Beach, California 90254
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held June 13, 2022

Notice is hereby given to the shareholders of the Jacob Forward ETF (the “Fund”), a series of Jacob Funds Inc. (the “Company”) that a Special Meeting of Shareholders of the Fund (the “Meeting”) will be held at the Fund’s offices, 727 2nd Street #106, Hermosa Beach, California 90254 on Monday, June 13, 2022, at 10:00 a.m. Pacific Time.
The Board of Directors of the Fund have carefully considered the proposal below and unanimously recommend that you vote FOR the proposal. The enclosed proxy statement provides you with detailed information on the proposal including how it will benefit shareholders.
The Meeting is to be held for the following purpose:

1.
To approve the change of the Fund’s classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment restriction; and

2.	To address any other business that may properly come before the Meeting or any adjournments or postponements thereof.
Shareholders of record of the Fund on Monday, May 2, 2022 are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting.
THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMEND THAT YOU CAST YOUR VOTE FOR THE PROPOSAL DESCRIBED IN THE PROXY STATEMENT.

By order of the Board of Directors of, Jacob Funds Inc. __________________________ Alenoush Terzian Vice President, Secretary, and Treasurer
May 12, 2022
IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING VIRTUALLY OR BY PROXY. PLEASE PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S), REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.
If you attend the Meeting and wish to vote at the Meeting, you will be able to do so and your vote at the Meeting will revoke any proxy you may have submitted. Merely attending the Meeting, however, will not revoke a previously given proxy.
In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card(s) or record your voting instructions by telephone or via the internet promptly.
Your vote is extremely important. No matter how many or how few shares you own, please send in your proxy card(s), or vote by telephone or the internet today.

Jacob Funds Inc.

727 2nd Street #106
Hermosa Beach, California 90254

SPECIAL MEETING OF SHAREHOLDERS
To Be Held June 13, 2022
INTRODUCTION
This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Jacob Forward ETF (the “Fund”), a series of Jacob Funds, Inc. (the “Company”). The proxies are to be voted at a Special Meeting of Shareholders of the Fund, and all adjournments thereof (the “Meeting”), to be held at the Fund’s offices, 727 2nd Street #106, Hermosa Beach, California 90254 on June 13, 2022, at 10:00 a.m. Pacific Time. The approximate mailing date of this Proxy Statement and accompanying proxy card(s) is on or about May 12, 2022.
The Board has fixed May 2, 2022 as the record date (the “Record Date”) for the determination of holders of shares of the Fund entitled to vote at the Meeting. Shareholders of record of the Fund, as of the close of business on the Record Date, are entitled to vote their shares at the Meeting. A list of the number of shares outstanding for the Fund on the Record Date can be found in Annex A. Each share of the Fund that you own entitles you to one vote on the proposal described herein (a fractional share has a fractional vote).
If you have any questions about the information set forth in this Proxy Statement, please call our proxy information line, 877-361-7966.  Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m., Eastern Time.
Important Notice Regarding the Availability of Proxy Materials for the Meeting
This Proxy Statement and a copy of the proxy card(s) (together, the “Proxy Materials”) are available at https://vote.proxyonline.com/jacobfunds/docs/jacobforwardetf2022.pdf. The Proxy Materials will be available on the internet through the day of the Meeting.
We have previously sent to shareholders the most recent annual report for the Fund, including financial statements, and the most recent semiannual report for the period after the annual report. If you have not received such report(s) or would like to receive an additional copy, without charge, a request should be directed to the Secretary of the Fund by calling [_____], or by writing to the Secretary of the Fund at 727 2nd Street #106, Hermosa Beach, California 90254.
Any shareholder who currently receives multiple copies of Fund documents and would like to receive only one, should contact the Fund by calling [_____] or by writing to the Fund at 727 2nd Street #106, Hermosa Beach, California 90254.

The Proposal
The purpose of the Meeting is for shareholders to consider and vote on the proposal listed below (the “Proposal”) as more fully described herein. The Board has unanimously approved the Proposal and recommends that shareholders of the Fund vote in favor of the Proposal.

Proposal
1.
To approve the change of the Fund’s classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment restriction.

Voting at the Meeting
Shareholders of the Fund on the Record Date are entitled to one vote per share, and a proportional vote for each fractional share, with respect to the Proposal, with no share having cumulative voting rights. A quorum of shareholders is necessary to hold a valid meeting. The voting and quorum requirements for the Proposal are described below.
In light of the COVID-19 pandemic, we are urging all shareholders to take advantage of voting by mail, Internet or telephone (separate instructions are listed on the enclosed proxy card to vote by telephone or through the Internet).  Additionally, while we anticipate that the Meeting will occur as planned on June 13, 2022, there is a possibility that, due to the COVID-19 pandemic, the Meeting may be postponed or the location or approach may need to be changed, including the possibility of holding a virtual meeting for the health and safety of all Meeting participants. Should this occur, we will notify you by filing an announcement with the U.S. Securities and Exchange Commission as definitive additional soliciting material. If you plan to attend the Meeting in person, please note that we will be holding the Meeting in accordance with any recommended and required social distancing and safety guidelines, as applicable.
Shareholders whose shares are held in “street name” through their broker must register in advance to access your individual control number. To register and receive your individual control number, you must submit proof of your proxy power (“legal proxy”) from your broker, bank or other nominee indicating that you are the beneficial owner of the shares in the Fund on the record date and authorizing you to vote along with your name and email address to AST Fund Solutions in accordance with the directions below. The letter must also state whether before the meeting you authorized a proxy to vote for you, and if so, how you instructed such proxy to vote. Requests for registration must be labeled as “Legal Proxy” and be received no later than June 10, 2022 at 1 p.m. Eastern Time. You will receive a confirmation of your registration and your individual control number by email after AST Fund Solutions receives your registration information. Requests for registration for the Meeting should be directed to AST Fund Solutions as follows:
By email:
Forward the email from your broker, or attach an image of your legal proxy, to 727 2nd Street #106, Hermosa Beach, California 90254.
By mail:

Jacob Funds Inc.
727 2nd Street #106, Hermosa Beach, California 90254
You may contact AST Fund Solutions at 877-361-7966 to obtain information about attending the Meeting.
The Fund does not know of any business other than the Proposal that will, or is proposed to, be presented for consideration at the Meeting. If any other matters are properly presented, the persons named on the enclosed proxy card(s) shall vote proxies in accordance with their best judgment.
THE BOARD OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE PROPOSAL.
IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL
Below is a brief overview of the subject of the shareholder vote. Your vote is important, no matter how large or small your holdings may be. Please read the full text of this Proxy Statement, which contains additional information about the Proposal, and keep it for future reference.

QUESTIONS ABOUT THE PROPOSAL
What will these changes do if approved?
Shareholders of the Fund are being asked to approve changing the Fund’s sub-classification from a diversified fund to a non-diversified fund, as defined under the Investment Company Act of 1940, as amended (“1940 Act”).  The changes will give the Fund the ability to invest a greater percentage of its assets in the obligations or securities of a smaller number of issuers or any one issuer than a diversified fund.  However, shareholders should note that if the change in the Fund’s sub-classification to “non-diversified” is approved, the Fund’s risk profile may increase (for additional information, see “PROPOSAL” below).
Why are shareholders being asked to approve these changes?
As explained more fully below, the Fund is sub-classified as a diversified fund and has declared a fundamental policy of being diversified, which may not be changed or eliminated without shareholder approval. A diversified fund must limit all investments greater than 5% of its assets in any one issuer to no more than, in the aggregate, 25% of the fund’s assets. As a non-diversified fund, the Fund could invest a greater portion of its assets in any one issuer and invest overall in a smaller number of issuers than a diversified fund. The Adviser believes that the change to a non-diversified Fund is in the best interests of the Fund and its shareholders because it will allow the Fund’s portfolio managers more flexibility to implement the Fund’s investment strategy, consistent with the team’s investment process and conviction, while remaining compliant with the limits of the 1940 Act. The Board recommends that the Fund be reclassified as a “non-diversified” fund.

VOTING PROCEDURES
How do I vote by proxy?
Whether you plan to attend the Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Meeting or to vote at the Meeting if you choose to do so. If you properly complete and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individual(s) named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not specify how to vote your shares, your proxy will vote your shares “FOR” the Proposal, as recommended by the Board, and in accordance with the judgment of your proxy on other matters.
Proxies marked “ABSTAIN” will not be voted “FOR” the Proposal but will be counted for purposes of determining whether a quorum is present, and will therefore have the same effect as a vote “AGAINST” the Proposal. Your proxy will have the authority to vote and act on your behalf at any adjournment or postponement of the Meeting. Shareholders may also transact any other business not currently contemplated that may properly come before the Meeting in the discretion of the proxies or their substitutes.
What is the deadline to submit my proxy by mail, telephone or the internet?
If you choose to vote by proxy, we must receive your proxy in time to be voted at the Meeting or any adjournments or postponements thereof, which means the proxy must be received prior to the closing of the polls of the Meeting or any adjournment or postponements thereof. All proxies must be delivered to the Secretary of the Fund before being voted. To ensure we receive your proxy in time, we urge you to mail your proxy card(s) or record your voting instructions by telephone or via the internet today.
How do I vote by telephone or the internet?
You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying your Proxy Statement.
May I revoke my vote?
If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is voted. You can do this in one of the following ways:

•	You may send in a subsequent proxy with a later date.

•	You may deliver a written notice to the Company stating that the proxy is revoked, or file a revocation via any electronic, telephonic, computerized or other alternative means.

•	You may provide written notice of the death or incapacity of the maker of the proxy to the Company.

•	You may vote at the Meeting in person.

ADDITIONAL INFORMATION REGARDING VOTING AT THE MEETING
Will any other matters be voted on at the Meeting?
Management is not aware of any matters to be presented at the Meeting other than the Proposal discussed in this Proxy Statement. However, if any other matters properly come before the Meeting, proxies will be voted on such matters in accordance with the judgment of the persons designated therein as proxies consistent with their fiduciary duties as set forth in Statement on Adjournment of Investment Company Shareholder Meetings and Withdrawal of Proposed Rule 20a-4 and Amendment to Rule 20a-1, Investment Company Act Release No. 7659 (Feb. 6, 1973) (the “1973 Release”).
What is the quorum requirement?
A quorum of shareholders is necessary to hold a valid meeting. A quorum exists if shareholders entitled to vote one-third of the issued and outstanding shares of the Fund on the Record Date are present at the Meeting in person or by proxy. Abstentions will count as shares present at the Meeting for purposes of establishing a quorum.

Could there be an adjournment of the Meeting?
If a quorum is not present at the Meeting, the vote of the holders of a majority of the shares cast will have the power to adjourn the Meeting from time to time, without notice other than an announcement at the Meeting, until a quorum is attained. If a quorum is present at the Meeting, the vote of the holders of one-third of the shares cast will have the power to adjourn the Meeting with regard to the Proposal scheduled to be voted on at the Meeting, or to adjourn the Meeting entirely, without notice other than an announcement at the Meeting. Provided a quorum is present, any business may be transacted at such adjourned meeting that might have been transacted at the Meeting as originally notified.
A meeting may be adjourned from time to time without further notice to shareholders to a date not more than 120 days after the original record date. The persons named as proxies will vote in their discretion on questions of adjournment for those shares for which proxies have been received. With respect to adjournments, the persons named as proxies will adhere to the guidelines provided in the 1973 Release, and weigh carefully the decision whether to adjourn the Meeting for the purpose of soliciting shareholders to obtain additional proxies. In any such case, the persons named as proxies will consider whether an adjournment and additional solicitation is reasonable and in the interest of shareholders, or whether such procedures would constitute an abuse of office.

What is the vote necessary to approve the Proposal?
Approval of the Proposal requires the lesser of (a) the affirmative vote of 67% or more of the voting securities present or represented by proxy, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of the Fund. Abstentions are counted as votes present for purposes of achieving a quorum but are not considered votes cast at the Meeting. As a result, they have the same effect as a vote “AGAINST” the Proposal because approval of the Proposal requires the affirmative vote of a percentage of the Fund’s voting securities present or represented by proxy or a percentage of the outstanding voting securities.
How will proxies be solicited and who will pay?
The Company has retained AST Fund Solutions, a professional proxy solicitation firm, to assist in the solicitation of proxies for the Meeting. The estimated cost of solicitation is currently estimated to be in the aggregate approximately $8,000. The Company expects to solicit proxies principally by mail, but the Company or AST Fund Solutions may also solicit proxies by telephone, facsimile, internet or personal interview. The Company’s officers will not receive any additional or special compensation for any such solicitation. The expenses of preparing, printing and mailing these proxy solicitation materials and all other costs in connection with the solicitation of proxies for the Proposal will be borne by the Adviser. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, facsimile or personal interview by representatives of the Fund, the Adviser or its affiliates, by the transfer agent to the Fund and by dealers or their representatives.
How may a shareholder proposal be submitted?
As a general matter, the Fund does not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund at 727 2nd Street #106, Hermosa Beach, California 90254. Proposals must be received a reasonable time before the Fund begins to print and send their proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion. Additional requirements regarding shareholder proposals are included in the Fund’s Bylaws, which are available upon request.

FUND SERVICE PROVIDERS
Investment Adviser of the Fund
The investment adviser for the Fund is Jacob Asset Management of New York LLC (the “Adviser”). The Adviser is a registered investment adviser and a Delaware limited liability company with its principal office located at 727 2nd Street #106, Hermosa Beach, California 90254. The Adviser has been an investment adviser since 1999.

Other Service Providers of the Fund
Administrative Services
The Company has entered into a fund administration servicing agreement with U.S. Bancorp Fund Services, LLC to perform certain administrative functions for the Fund. U.S. Bancorp Fund Services, LLC is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.
Principal Underwriter
The principal underwriter for the Fund is Quasar Distributors, LLC, located at 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202.
Custodian and Transfer Agent
The custodian and transfer agent for the Fund is U.S. Bank National Association located at 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212.
PROPOSAL
TO APPROVE CHANGING THE FUND’S SUB-CLASSIFICATION FROM “DIVERSIFIED” TO “NON-DIVERSIFIED” AND APPROVE THE ELIMINATION OF A RELATED FUNDAMENTAL INVESTMENT RESTRICTION.
The Fund is currently sub-classified as a “diversified” fund for purposes of Section 5(b)(1) of the 1940 Act. As a diversified fund, the Fund is limited as to the amount it may invest in any single issuer. Specifically, for 75% of its total assets, the Fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, for 75% of its total assets, the Fund may not hold more than 10% of the outstanding voting securities of any one issuer. The restrictions in Section 5(b)(1) do not apply to investments in U.S. government securities, securities of other investment companies (for example, other funds), cash and cash items.
In addition, the Fund currently has a fundamental investment restriction on diversification (which may only be changed with shareholder approval), which states:
The Fund will not change its classification under the 1940 Act from “diversified” to “non-diversified.” The following sentence describes the current regulatory definition of “diversified” for purposes of the 1940 Act, and the information in the sentence may be changed without shareholder approval to reflect legal or regulatory changes. A diversified fund is one that does not: (1) as to 75% of its total assets, purchase the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities or securities of other investment companies), if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer.
If shareholders approve changing the Fund’s sub-classification from diversified to non-diversified, this corresponding fundamental investment restriction will be eliminated.
If the Proposal is approved by shareholders, the Fund will no longer be subject to the diversification limitation set forth in Section 5(b)(1) of the 1940 Act or the Fund’s current fundamental investment restrictions on diversification. Although the Fund would no longer be subject to the 1940 Act diversification restrictions if shareholders approve the Proposal, the Fund will continue to be subject to federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”). For purposes of the IRC, the Fund operates as a “regulated investment company.” As such, the Fund must meet certain diversification requirements, including the requirement that, in general, at least 50% of the market value of its total assets at the close of each quarter of its taxable year must be invested in cash, cash equivalents, U.S. government securities, securities of other regulated investment companies, and securities of issuers (including foreign governments) with respect to which the Fund has invested no more than 5% of its total assets in securities of any one issuer and owns no more than 10% of the outstanding voting securities of any issuer. The Fund also must invest no more than 25% of the value of its total assets in securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and is engaged in the same, similar or related trades or businesses or, collectively, in the securities of certain publicly traded partnerships. These limits apply only as of the close of each quarter of the Fund’s taxable year. These federal tax diversification requirements may change in the future without shareholder approval.
As a non-diversified fund, the Fund could invest a greater portion of its assets in any one issuer and invest overall in a smaller number of issuers than a diversified fund. The Adviser believes that the change to a non-diversified Fund is in the best interests of the Fund and its shareholders because it will allow the Fund’s portfolio managers more flexibility to implement the Fund’s investment strategy, consistent with the team’s investment process and conviction, while remaining compliant with the limits of the 1940 Act. In addition, the Adviser believes that the diversified status of the Fund puts it at a competitive disadvantage compared with other actively managed exchange-traded funds with similar investment strategies as the Fund that can invest in the securities of fewer companies (i.e., operate as non-diversified funds under the 1940 Act), and thus a change to non-diversified may better position the Fund in the market. The Adviser does not currently expect that this change in the Fund’s classification will result in a significant change in the portfolio composition of the Fund.
However, shareholders should note that if the change in the Fund’s sub-classification to “non-diversified” is approved, the Fund’s risk profile may increase. This is because the investment return on a non-diversified fund typically is dependent upon the performance of the obligations or securities of a smaller number of issuers or any one issuer than a diversified fund. A non-diversified fund can invest a greater portion of its assets in a single issuer and may invest in a smaller number of issuers than a diversified fund. Consequently, a non-diversified fund is more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund, and may be more susceptible to greater losses because of such developments. Accordingly, if the Proposal is approved on behalf of the Fund, the Fund would be subject to greater risk than it currently is subject to as a diversified fund.
The Board considered the recommendations of the Adviser to change the Fund’s sub-classification under the 1940 Act to a non-diversified company and to eliminate the Fund’s related fundamental investment restriction. The Board considered all relevant factors, including the potential impact of the Proposal on the Fund and its risk profile and the estimated costs associated with seeking shareholder approval of the proposed change for the Fund. Following its consideration of these matters, the Board unanimously approved the proposed change in the Fund’s sub-classification to “non-diversified” and the elimination of the Fund’s related fundamental investment restriction. It is anticipated that this Proposal, if approved, will be effective upon notification to shareholders of the changes through appropriate revisions to the Fund’s Prospectuses and Statements of Additional Information.
If the Proposal is not approved by shareholders of the Fund, the Fund will continue to operate as a diversified fund, as defined under the 1940 Act, and the Fund’s related fundamental investment restriction on diversification will remain in effect.
THE BOARD OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO CHANGE THE
FUND’S SUB-CLASSIFICATION FROM A DIVERSIFIED TO A NON-DIVERSIFIED FUND AND ELIMINATING
THE RELATED FUNDAMENTAL INVESTMENT RESTRICTION.

OTHER INFORMATION
Principal Shareholders of the Fund
The persons who, as of [May 2, 2022], held of record 5% or more of the Fund’s shares are set forth in Annex B. To the knowledge of the Fund, no other persons own, directly or beneficially, 5% or more of the Fund’s shares.
General
Management does not intend to present, and does not have reason to believe that others will present, any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Failure of a quorum to be present at the Meeting for the Fund may necessitate adjournment and may subject the Fund to additional expense.
If you cannot be present at the Meeting, you are requested to fill in, sign and return the enclosed proxy card(s), for which no postage is required if mailed in the United States, or record your voting instructions by telephone or via the internet promptly.

___________________________
Alenoush Terzian
Vice President, Secretary, and Treasurer

May 12, 2022

ANNEX A
SHARES OUTSTANDING
The following table sets forth the number of shares of the Fund outstanding and entitled to vote at the Special Meeting of Shareholders to be held at the Fund’s offices, 727 2nd Street #106, Hermosa Beach, California 90254 on Monday, June 13, 2022, at 10:00 a.m. Pacific Time.
[Information to be updated.]

ANNEX B
SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS*
As of [May 2, 2022], the following record owners of shares of the Fund held, directly or beneficially, 5% or more of the voting securities of the Fund. For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of the Fund and has voting and/or investment power, the shareholder may be presumed to control the Fund.

[Information to be updated.]

* [As of May 2, 2022, to the knowledge of the Fund’s management, the directors and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.]

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPSETTING PURPOSES ONLY

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 877-361-7966 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

JACOB FORWARD ETF

A SERIES OF JACOB FUNDS INC.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 13, 2022

The undersigned, revoking prior proxies, hereby appoints Ryan I. Jacob, Alenoush Terzian, and Shane Morris, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Jacob Forward ETF (the "Fund") to be held at the Fund's offices, 727 2nd Street #106, Hermosa Beach, California 90254 on June 13, 2022, at 10:00 a.m. Pacific Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-877-361-7966. Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June 13, 2022. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/jacobfunds/docs/jacobforwardetf2022.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Jacob Forward ETF

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, Directors or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund's Board of Directors, and the Proposal has been unanimously approved by the Board of Directors and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF DIRECTORS OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]